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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C., 20549

                             _____________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                            _______________________


                            Date of Report (Date of
                   Earliest event reported):  April 13, 1998


                                  OPTEL, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)

       Delaware                                                   95-4495524
---------------------------------                                 ----------
(State or other jurisdiction               (I.R.S. Employer Identification
of incorporation or organization)              Number)

                                   333-24881
                                   ---------
                           (Commission File Number)

          1111 West Mockingbird Lane, Suite 1000, Dallas, Texas 75247
          -----------------------------------------------------------
          (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code: (214) 634-3800
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ITEM 5.  OTHER MATERIALLY IMPORTANT EVENTS
         ---------------------------------

     On April 13, 1998, the Registrant issued the press releases attached hereto as Exhibit "A" announcing Registrant's the initial closing of the purchase of assets from Interactive Cable Systems, Inc.

ITEM 7.  EXHIBITS
         --------

     Press Release, dated April 13, 1998.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 17, 1998

                                 OpTel, Inc.
                                 -----------
                                 (Registrant)


                                 By:  /s/ BERTRAND BLANCHETTE
                                      -------------------------------
                                      Name:  Bertrand Blanchette
                                      Title:  Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
 No.        Description                                  Page No.
-------     -----------                                  --------

20          Press Release, dated April 13, 1998